UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

BARINTHUS BIOTHERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Century Boulevard, Suite 210

Germantown, MD 20874

United States of America

(Address of principal executive offices, including zip code)

(443) 917-0966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Capital Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

INTRODUCTORY NOTE

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Transaction (as described below).

On September 9, 2026 pursuant to a court-sanctioned scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement”) and as contemplated by the previously announced Merger Agreement, dated September 29, 2025 (the, “Original Merger Agreement”), as amended by that certain Amendment Agreement to the Merger Agreement dated February 22, 2026 (the “Merger Agreement Amendment”), by and among Barinthus Biotherapeutics plc (the “Company”), Beacon Topco, Inc. (“Topco”), Cdog Merger Sub, Inc (“Merger Sub”) and Clywedog Therapeutics, Inc (“Clywedog”) (together with the Original Merger Agreement, the “Merger Agreement”), the entire issued and to be issued share capital of the Company was acquired by Topco and the Company became a wholly-owned subsidiary of Topco (the “Transaction”).

As previously announced, on September 1, 2026, the High Court of Justice of England and Wales (the “Court”) sanctioned the Scheme of Arrangement and a capital reduction of the share premium account of the Company. On September 9, 2026, the Court Order was delivered to the Registrar of Companies in England and Wales, at which time the Scheme of Arrangement became effective (the “Scheme Effective Time”).

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the effectiveness of the Scheme of Arrangement, the Deposit Agreement, dated as of April 29, 2021, among the Company, The Bank of New York Mellon, as depositary, and the owners and holders from time to time of the Company ADSs, was terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Pursuant to the Merger Agreement and the Scheme of Arrangement, at the Scheme Effective Time, Topco acquired all of the issued and to be issued ordinary shares of the Company, with a nominal value of £0.000025 per share (the “Company Shares”), including Company Shares represented by American Depositary Shares of the Company (the “Company ADSs”), in exchange for 0.111 shares of common stock, par value $0.0001 per share, of Topco, for each Company Share in issue (the “Share Deliverable,” and collectively, the “Exchange Shares”). Each Company ADS represented a beneficial interest in one Company Share, therefore holders of Company ADSs are entitled to receive an amount of Exchange Shares equal to the Share Deliverable per Company ADS. Any fractional entitlements are to be cashed out in accordance with the terms of the Scheme of Arrangement and the Merger Agreement.

Treatment of Company Equity Awards

At the Scheme Effective Time, and in compliance with and subject to the terms and limitations set out in the Merger Agreement:

•	each option to acquire Company Shares or Company ADSs under the Company’s equity plans (each such option, a “Company Option”), other than a Company EMI Option (as defined below), that was outstanding as of immediately prior to the Scheme Effective Time ceased to represent a right to acquire Company ADSs or Company Shares, as applicable, and was converted into an option to acquire shares of Topco Common Stock and assumed by Topco on the same terms and conditions (including applicable vesting and exercisability conditions) as were applicable to such Company Option immediately prior to the Scheme Effective Time, except for terms rendered inoperative by reason of the Transaction;

•	the Company used reasonable endeavors to procure that each holder of an option to acquire Company Shares granted under the Company’s EMI Share Option Scheme (each, a “Company EMI Option”) outstanding prior to the record date of the meeting (and any adjournment, postponement or reconvention thereof) convened with the permission of the Court for the purpose of considering the Scheme of Arrangement validly exercised into Company Shares or released such Company EMI Option in full before the Scheme Effective Time such that any resulting Company Shares have been treated as Scheme Shares for all purposes; and

•	each outstanding restricted share unit granted under the Company’s equity plans (each such unit, a “Company RSU”), that was outstanding as of immediately prior to the Scheme Effective Time ceased to represent a right to receive a Company ADS or Company Share, as applicable, and was converted into a right to receive a share of Topco Common Stock and assumed by Topco on the same terms and conditions (including applicable vesting conditions) as were applicable to such Company RSU immediately prior to the Scheme Effective Time, except for terms rendered inoperative by reason of the Transaction.

The foregoing description of the Transaction and the Merger Agreement, and the other transaction contemplated hereby, does not purport to be complete and is qualified in its entirety by reference to the Original Merger Agreement and the Merger Agreement Amendment, which are incorporated herein by reference as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

As previously disclosed, in connection with the Scheme of Arrangement, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intent to voluntarily withdraw the listing of the Company ADSs from Nasdaq. In connection with the effectiveness of the Scheme of Arrangement, the Company (i) notified Nasdaq of the sanctioning of the Scheme by the Court and the proposed effectiveness of the Scheme of Arrangement and (ii) requested that Nasdaq (A) suspend trading of the ADSs effective before the opening of trading on September 9, 2026 and (B) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Company ADSs under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Scheme of Arrangement, there are no Company ADSs issued or outstanding, and following the voluntary delisting of the Company ADSs from Nasdaq, there is no public trading market for the Company ADSs. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

At the Scheme Effective Time, all Company Shares were acquired by Topco in accordance with the provisions of the Scheme of Arrangement and the laws of England and Wales, and the Company’s shareholders ceased to have any rights with respect to the Company Shares except their rights under the Scheme of Arrangement to receive the consideration payable under the Merger Agreement.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

At the Scheme Effective Time, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of Topco.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “expect,” “will,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding the expected timing of the delisting and deregistration of the Company ADSs and the anticipated filing of a Form 15. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, the Company’s ability to execute on its strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of its pipeline prioritization and corporate restructuring, the Company’s ability to fund its operations and access capital, the Company’s preliminary estimates of its cash and cash equivalents, including the risk that final financial results may differ materially from the Company’s preliminary estimates, and other risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Merger Agreement, dated as of September 29, 2025, by and among the Company, Topco, Merger Sub and Clywedog (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on September 30, 2025 (SEC File No. 001-40367)).

2.2	Merger Agreement Amendment, dated as of February 22, 2026, by and among the Company, Topco, Merger Sub and Clywedog (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on February 23, 2026 (SEC File No. 001-40367)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2026	Barinthus Biotherapeutics plc

	By:	/s/ William Enright
William Enright
Chief Executive Officer